UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 30, 2026

GLOBAL INTERACTIVE TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41763	88-1368281
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

160, Yeouiseo-ro, Yeongdeungpo-gu
Seoul, Republic of Korea	07231
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +82-2-2564-8588

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	GITS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On March 26, 2026, Global Interactive Technologies, Inc. (the “Company”) entered into an Equity Purchase Agreement (the “Agreement”) with Hudson Global Ventures, LLC (the “Investor”).

Pursuant to the Agreement, the Company has the right, but not the obligation, to sell to the Investor, from time to time, shares of its common stock having an aggregate purchase price of up to $18,000,000 (the “Maximum Commitment Amount”), subject to the terms and conditions set forth therein.

Summary of Key Terms

● The Company may, at its discretion, deliver “Put Notices” to the Investor to purchase shares of common stock from time to time.

● Each drawdown is subject to specified minimum and maximum amounts based on trading volume and contractual limits.

● The purchase price per share will be based on a formula equal to approximately 93% of the applicable market price, as defined in the Agreement.

● The Agreement has a term of up to 24 months, unless earlier terminated or the full commitment amount is utilized.

● The Company issued initial commitment shares to the Investor as consideration for entering into the Agreement and may be required to issue additional shares under certain conditions.

● The Investor’s beneficial ownership is capped at 4.99% of the Company’s outstanding common stock.

● The Company has agreed not to enter into certain other variable rate or equity line financing arrangements for specified periods without Investor consent.

Registration Requirement

The Company’s ability to sell shares under the Agreement is subject to the effectiveness of a registration statement covering the resale of such shares by the Investor. The Company has agreed to file such registration statement within sixty (60) days following the execution of the Agreement.

Strategic Use of Facility

The Company intends to utilize the facility selectively, if at all, based on market conditions and its capital requirements.

The Agreement is intended to enhance the Company’s capital flexibility, and the Company may also pursue alternative financing opportunities.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

●	Equity Purchase Agreement, dated March 26, 2026, by and between Global Interactive Technologies, Inc. and Hudson Global Ventures, LLC

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Global Interactive Technologies, Inc.

	By:	/s/ Taehoon Kim
Date: March 30, 2026	Name:	Taehoon Kim
	Title:	Chief Executive Officer

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